UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March, 8, 2024

THE CHILDREN’S PLACE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-23071	31-1241495
(Commission File Number)	(IRS Employer Identification No.)

500 Plaza Drive, Secaucus, New Jersey	07094
(Address of Principal Executive Offices)	(Zip Code)

(201) 558-2400
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12-b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	PLCE	NASDAQ Global Select Market

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously announced, The Children’s Place, Inc. (the “Company”) and certain of its subsidiaries entered into an interest-free, unsecured and subordinated promissory note, dated February 29, 2024, with Mithaq Capital SPC (“Mithaq”), providing for up to $78.6 million in term loans, consisting of (a) an initial term loan in an aggregate principal amount of $30.0 million (the “Initial Term Loan”) and (b) a delayed draw term loan commitment amount of $48.6 million (the “Delayed Draw Term Loan;” and together with the Initial Term Loan, collectively, the “Mithaq Term Loans”). The Initial Term Loan was provided to the Company on February 29, 2024. For additional information concerning the Mithaq Term Loans, please see Item 1.01 of the Company’s Current Report on Form 8-K filed on March 4, 2024, which information is incorporated by reference herein.

As announced by the Company on March 11, 2024, Mithaq provided the Delayed Draw Term Loan to the Company on March 8, 2024. The net proceeds from the Delayed Draw Term Loan will be used to, among other things, support the Company’s operations, including payments to vendors and service providers to address overdue accounts payable.

The Company is continuing to negotiate the documentation for the term loan contemplated by the previously-disclosed non-binding term sheet that the Company entered into with 1903P Loan Agent, LLC (“Gordon Brothers”), and continues to expect to be in a position to close the Gordon Brothers transaction in March 2024. The Company is also pursuing improved terms with Gordon Brothers as well as alternative financing on terms no less favorable in the aggregate to the Company.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 8, 2024, with the funding of the Delayed Draw Term Loan, the previously announced resignations from the Company’s board of directors (the “Board”) of Norman Matthews, John E. Bachman, Debby Reiner and Michael Shaffer became effective and the size of the Board was reduced to six. In addition, Mr. John A. Frascotti elected to resign from the Board on March 8, 2024 simultaneously with the resignations of the aforementioned resigning directors. Jane Elfers, President, CEO and current director of the Company, will continue to serve on the Board, as well as in her roles as President and CEO of the Company. In addition, the Board has appointed Douglas R. Edwards – who served in a number of different roles with Wells Fargo & Company before his retirement in 2022, including Executive Vice President and Interim General Counsel – to serve on the reconstituted Board as an independent director, which became effective March 14, 2024 following the completion of customary lender due diligence required by that certain Forbearance Agreement, dated February 29, 2024, by and among the Company and the other lenders party thereto.

Mr. Edwards is expected to enter into the Company’s standard form of indemnity agreement for directors, a form which has been previously filed with the SEC as Exhibit 10.7 to the Company’s Quarterly Report on Form 10-Q for the period ended August 2, 2008. Mr. Edwards does not have a material interest in any transaction that is required to be disclosed under Item 404(a) of Regulation S-K.

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As a result of the Board composition changes described above, Norman Matthews has ceased to be the Chairman of the Board, and Turki Saleh A. AlRajhi has been appointed as the new Chairman of the Board. Muhammad Asif Seemab has also been appointed to the newly-created position of Vice-Chairman of the Board, as further described under Item 5.03. Additionally, the membership of the Audit Committee, the Human Capital and Compensation Committee and the Corporate Responsibility, Sustainability & Governance Committee of the Board has been reconstituted as follows:

Audit Committee

Hussan Arshad (Chair)

Muhammad Umair

Douglas R. Edwards

Human Capital and Compensation Committee

Muhammad Asif Seemab (Chair)

Turki Saleh A. AlRajhi

Muhammad Umair

Corporate Responsibility, Sustainability & Governance Committee

Muhammad Asif Seemab (Chair)

Hussan Arshad

Douglas R. Edwards

As a result of Mithaq’s acquisition of more than 50% of the Company’s outstanding shares of common stock, the Company is a “controlled company” within the meaning of Rule 5615(c)(1) of the Nasdaq Listing Rules, and the Board has chosen to rely on the controlled company exceptions under the Nasdaq Listing Rules that would otherwise require a majority board and fully independent Human Capital and Compensation Committee and Corporate Responsibility, Sustainability and Governance Committee. Each of Hussan Arshad, Muhammad Umair and Douglas R. Edwards has been determined by the Board to be an independent director within the meaning of the Nasdaq Listing Rules and Section 10A(3) of the Securities Exchange Act of 1934, as amended.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 11, 2024, the Board approved and adopted an Amendment No. 2 to the Company’s Seventh Amended and Restated Bylaws (the “Bylaw Amendment”), which became effective the same day, to eliminate the position of Chairman-Elect, while providing for the position of Vice-Chairman of the Board with the same authority and responsibilities as the Chairman of the Board (solely in the absence of the Chairman of the Board in certain instances). As of March 11, 2024, Muhammad Asif Seemab was appointed as the Vice-Chairman.

The foregoing description of the Bylaw Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaw Amendment, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

A copy of the Company’s press release on March 11, 2024 is attached hereto as Exhibit 99.1. The information contained in Item 7.01 and Exhibit 99.1 to this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any previous or future registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

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Item 9.01	Financial Statement and Exhibits.

(d)       Exhibits

Exhibit 3.2	Amendment No. 2 to the Seventh Amended and Restated Bylaws of The Children’s Place, Inc.
Exhibit 99.1	Press Release, dated March 11, 2024, issued by the Company (Exhibit 99.1 is furnished as part of this Current Report on Form 8-K).
Exhibit 104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

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Forward-Looking Statements

This Current Report on Form 8-K contains or may contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to statements relating to the Mithaq Term Loans and the Gordon Brothers Term Loan. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “project,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently. These forward-looking statements are based upon the Company’s current expectations and assumptions and are subject to various risks and uncertainties that could cause actual results and performance to differ materially. Some of these risks and uncertainties are described in the Company’s filings with the Securities and Exchange Commission, including in the “Risk Factors” section of its annual report on Form 10-K for the fiscal year ended January 28, 2023. Included among the risks and uncertainties that could cause actual results and performance to differ materially are the risk that the Company will be unsuccessful in gauging fashion trends and changing consumer preferences, the risks resulting from the highly competitive nature of the Company’s business and its dependence on consumer spending patterns, which may be affected by changes in economic conditions (including inflation), the risks related to the COVID-19 pandemic, including the impact of the COVID-19 pandemic on our business or the economy in general, the risk that the Company’s strategic initiatives to increase sales and margin are delayed or do not result in anticipated improvements, the risk of delays, interruptions, disruptions and higher costs in the Company’s global supply chain, including resulting from COVID-19 or other disease outbreaks, foreign sources of supply in less developed countries, more politically unstable countries, or countries where vendors fail to comply with industry standards or ethical business practices, including the use of forced, indentured or child labor, the risk that the cost of raw materials or energy prices will increase beyond current expectations or that the Company is unable to offset cost increases through value engineering or price increases, various types of litigation, including class action litigations brought under consumer protection, employment, and privacy and information security laws and regulations, the imposition of regulations affecting the importation of foreign-produced merchandise, including duties and tariffs, the uncertainty of weather patterns, the risk that we may be unable to consummate the Term Loans as anticipated, or at all, or obtain alternative financing. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they were made. The Company undertakes no obligation to release publicly any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2024

THE CHILDREN’S PLACE, INC.

By:	/s/ Jane Elfers
Name:	Jane Elfers
Title:	President and Chief Executive Officer

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